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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 19, 2002
(Date of earliest event reported)

Commission file number 1-7349

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	1-7349	35-0160610
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
(Address of principal executive offices, including ZIP code)

(303) 469-3131
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Ball Corporation
Amendment to Current Report on Form 8-K
Dated December 19, 2002

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        On December 19, 2002, Ball Corporation (the "Company"), through an indirect, wholly-owned subsidiary, completed the acquisition (the "Acquisition") of 100% of the capital stock of Schmalbach-Lubeca GmbH ("Schmalbach"), the second largest manufacturer of metal beverage containers in Europe, from Schmalbach-Lubeca Holdings GmbH ("S-L Holdings"). The Company reported the Acquisition on a Form 8-K dated December 19, 2002 and filed December 31, 2002. At the time of filing, the Company did not include the required financial statements of the acquired business and the required pro forma financial information. Under the requirements of Form 8-K, Item 7(a)(4) and Item 7(b)(2), the Company has 60 days from the date that the initial report on Form 8-K must be filed to file an amended Form 8-K with such information. This amendment provides the financial information and pro forma financial information required by Regulation S-X.

        (a)  Financial Statements of Business Acquired.

        The following financial statements of the business to be acquired, Schmalbach-Lubeca Beverage Cans, required by this item are contained in Exhibit 99.1 and 99.2 hereto and incorporated by reference herein:

        Combined Financial Statements as of December 31, 2001 and 2000 and for the 12 months ended December 31, 2001, for the four months ended December 31, 2000, for the eight months ended August 31, 2000 and for the 12 months ended December 31, 1999.

        Combined Financial Statements for the nine months ended September 30, 2002 and September 30, 2001.

        (b)  Pro Forma Financial Information.

        The following pro forma financial information required by this item is contained in Exhibit 99.3 hereto and incorporated by reference herein:

        Unaudited Pro Forma Condensed Combined Statements of Earnings for the year ended December 31, 2001 and the nine month period ended September 30, 2002 and the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2002 and accompanying notes.

        (c)  Exhibits

        The following are furnished as Exhibits to this report.

Exhibit 23.1	Consent of PwC Deutsche Revision Aktiengesellschaft Wirtschaftsprüfungsgesellschaft, Düsseldorf.
Exhibit 99.1
Combined Historical Financial Statements of Schmalbach–Lubeca Beverage Cans as of December 31, 2001 and 2000 and for the 12 months ended December 31, 2001, for the four months ended December 31, 2000, for the eight months ended August 31, 2000 and for the 12 months ended December 31, 1999.
Exhibit 99.2	Combined Interim Financial Statements of Schmalbach–Lubeca Beverage Cans for the nine months ended September 30, 2002 and September 30, 2001.
Exhibit 99.3
Unaudited Pro Forma Condensed Combined Statements of Earnings for the year ended December 31, 2001 and the nine month period ended September 29, 2002 and the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 29, 2002 and accompanying notes.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION (Registrant)
Date: January 28, 2003	By:	/s/ RAYMOND J. SEABROOK Name: Raymond J. Seabrook Title: Senior Vice President and Chief Financial Officer

Ball Corporation and Subsidiaries
Amendment to Form 8-K
December 19, 2002

EXHIBIT INDEX

Exhibit 23.1	Consent of PwC Deutsche Revision Aktiengesellschaft Wirtschaftsprüfungsgesellschaft, Düsseldorf.
Exhibit 99.1
Combined Historical Financial Statements of Schmalbach–Lubeca Beverage Cans as of December 31, 2001 and 2000 and for the 12 months ended December 31, 2001, for the four months ended December 31, 2000, for the eight months ended August 31, 2000 and for the 12 months ended December 31, 1999.
Exhibit 99.2	Combined Interim Financial Statements of Schmalbach–Lubeca Beverage Cans for the nine months ended September 30, 2002 and September 30, 2001.
Exhibit 99.3
Unaudited Pro Forma Condensed Combined Statements of Earnings for the year ended December 31, 2001 and the nine month period ended September 29, 2002 and the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 29, 2002 and accompanying notes.

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Ball Corporation Amendment to Current Report on Form 8-K Dated December 19, 2002
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX